Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of March 31, 2014

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2013 is derived from or agrees to audited financial information. The Company has reclassified the presentation of certain prior year information to conform to the current presentation. Such reclassifications had no effect on the Company's net income, shareholders' equity or cash flows. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In late March 2014, Watford Re Ltd., a newly-formed multi-line Bermuda reinsurance company, launched operations with $1.133 billion of capital. The initial capitalization of Watford consists of $907 million in common equity and $226 million in preferred interests. The Company invested $100 million and acquired approximately 11% of Watford's common equity and a warrant to purchase additional common equity. The Company acts as Watford’s reinsurance manager and Highbridge Principal Strategies, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. Watford is a licensed Class 4 insurer by the Bermuda Monetary Authority and has received an “A-” (Excellent) financial strength rating from A.M. Best. Watford’s strategy is to combine a diversified reinsurance business with a disciplined investment strategy comprised primarily of non-investment grade credit fixed income assets. John Rathgeber, previously Vice Chairman of Arch Worldwide Reinsurance Group, was named CEO of Watford. In addition, Marc Grandisson, Chairman and CEO of Arch Worldwide Reinsurance and Mortgage Groups, and Nicolas Papadopoulo, Chairman and CEO of Arch Reinsurance Ltd., were appointed to the board of directors of Watford. Watford is considered a variable interest entity (“VIE”) and, based on the Company’s VIE analysis, the Company concluded that the consolidated financial statements of Watford would be included in its consolidated financial statements. The portion of Watford’s earnings owned by third parties is recorded in the consolidated statements of income as ‘net (income) loss attributable to noncontrolling interests’. In addition, the Company reflects Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company's current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company's current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company's ability to maintain and improve the Company's ratings; investment performance; the loss of key personnel; the adequacy of the Company's loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company's ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company's filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,
	2014	2013	Change

Gross premiums written	$1,295,136	$1,163,699	11.3%
Net premiums written	1,064,990	952,776	11.8%
Net premiums earned	859,780	752,770	14.2%
Underwriting income	132,456	116,398	13.8%

Net investment income	$66,994	$65,672	2.0%
Per diluted share	$0.49	$0.48	2.1%

Net income available to Arch common shareholders	$177,016	$250,992	(29.5)%
Per diluted share	$1.30	$1.85	(29.7)%

After-tax operating income available to Arch common shareholders (1)	$164,404	$158,748	3.6%
Per diluted share	$1.20	$1.17	2.6%

Comprehensive income available to Arch	$231,255	$199,022	16.2%

Cash flow from operations	$198,169	$205,659	(3.6)%

Diluted weighted average common shares and common share equivalents outstanding	136,562,717	135,409,288	0.9%

			% Point Change
Underwriting ratios:
Loss ratio	50.7%	53.1%	(2.4)
Acquisition expense ratio	18.6%	16.9%	1.7
Other operating expense ratio	15.4%	14.6%	0.8
Combined ratio	84.7%	84.6%	0.1

Financial measures:
Change in book value per common share during period	4.3%	4.1%	0.2

Annualized operating return on average common equity	12.1%	12.9%	(0.8)

Total return on investments (2)
Including effects of foreign exchange	1.00%	0.50%	50 bps
Excluding effects of foreign exchange	1.02%	1.01%	1 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Revenues
Net premiums written	$1,064,990	$748,921	$839,135	$810,535	$952,776
Change in unearned premiums	(205,210)	90,445	(44,135)	(51,719)	(200,006)
Net premiums earned	859,780	839,366	795,000	758,816	752,770
Net investment income	66,994	67,095	66,083	68,369	65,672
Net realized gains	19,697	9,048	(6,022)	12,652	58,340
Net impairment losses recognized in earnings	(2,971)	(88)	(728)	(724)	(2,246)
Other underwriting income	1,582	5,673	526	902	538
Equity in net income of investment funds accounted for using the equity method	3,253	5,272	5,665	10,941	13,823
Other income (loss)	(2,104)	(3,288)	624	834	1,244
Total revenues	946,231	923,078	861,148	851,790	890,141

Expenses
Losses and loss adjustment expenses	(436,240)	(434,323)	(427,045)	(418,653)	(399,403)
Acquisition expenses	(160,342)	(157,521)	(147,313)	(131,677)	(127,592)
Other operating expenses	(145,799)	(135,069)	(118,070)	(127,408)	(120,183)
Interest expense	(14,404)	(9,373)	(5,937)	(5,852)	(5,898)
Net foreign exchange losses (gains)	(6,563)	(9,848)	(40,562)	13,811	24,264
Total expenses	(763,348)	(746,134)	(738,927)	(669,779)	(628,812)

Income before income taxes	182,883	176,944	122,221	182,011	261,329
Income tax expense (benefit)	(3,738)	(15,454)	(7,396)	(5,071)	(4,853)
Net income	179,145	161,490	114,825	176,940	256,476
Net (income) loss attributable to noncontrolling interests (1)	3,355	—	—	—	—
Net income attributable to Arch	182,500	161,490	114,825	176,940	256,476
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Net income available to Arch common shareholders	$177,016	$156,005	$109,341	$171,455	$250,992

Net income per common share
Basic	$1.34	$1.19	$0.83	$1.31	$1.92
Diluted	$1.30	$1.14	$0.80	$1.26	$1.85

Weighted average common shares and common share equivalents outstanding
Basic	131,857,910	131,631,606	131,495,296	131,377,274	130,907,902
Diluted	136,562,717	136,467,998	136,034,413	135,849,050	135,409,288

(1)    Represents the portion of Watford's earnings attributable to third party investors.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income -- Underwriting Format

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Gross premiums written	$1,295,136	$955,199	$1,036,987	$1,040,738	$1,163,699
Premiums ceded	(230,146)	(206,278)	(197,852)	(230,203)	(210,923)
Net premiums written	1,064,990	748,921	839,135	810,535	952,776
Change in unearned premiums	(205,210)	90,445	(44,135)	$(51,719)	(200,006)
Net premiums earned	859,780	839,366	795,000	758,816	752,770
Fee income	1,582	5,673	526	902	538
Losses and loss adjustment expenses	(436,240)	(434,323)	(427,045)	(418,653)	(399,403)
Acquisition expenses, net	(160,342)	(157,521)	(147,313)	(131,677)	(127,592)
Other operating expenses	(132,324)	(124,877)	(110,176)	(113,359)	(109,915)
Underwriting income (loss)	132,456	128,318	110,992	96,029	116,398
Net investment income	66,994	67,095	66,083	68,369	65,672
Net realized gains (losses)	19,697	9,048	(6,022)	12,652	58,340
Net impairment losses recognized in earnings	(2,971)	(88)	(728)	(724)	(2,246)
Equity in net income of investment funds accounted for using the equity method	3,253	5,272	5,665	10,941	13,823
Other income (loss)	(2,104)	(3,288)	624	834	1,244
Other expenses	(13,475)	(10,192)	(7,894)	(14,049)	(10,268)
Interest expense	(14,404)	(9,373)	(5,937)	(5,852)	(5,898)
Net foreign exchange gains (losses)	(6,563)	(9,848)	(40,562)	13,811	24,264
Income before income taxes	182,883	176,944	122,221	182,011	261,329
Income tax expense	(3,738)	(15,454)	(7,396)	(5,071)	(4,853)
Net income	179,145	161,490	114,825	176,940	256,476
Net (income) loss attributable to noncontrolling interests (1)	3,355	—	—	—	—
Net income available to Arch	182,500	161,490	114,825	176,940	256,476
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Net income available to Arch common shareholders	$177,016	$156,005	$109,341	$171,455	$250,992

Underwriting Ratios
Loss ratio	50.7%	51.7%	53.7%	55.2%	53.1%
Acquisition expense ratio	18.6%	18.7%	18.5%	17.3%	16.9%
Other operating expense ratio	15.4%	14.9%	13.8%	14.9%	14.6%
Combined ratio	84.7%	85.3%	86.0%	87.4%	84.6%

Net premiums written to gross premiums written	82.2%	78.4%	80.9%	77.9%	81.9%

(1)    Represents the portion of Watford's earnings attributable to third party investors.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,775,730	$9,571,776	$9,688,345	$9,570,583	$9,890,425
Short-term investments available for sale, at fair value	1,484,280	1,478,367	993,375	1,091,032	943,414
Investment of funds received under securities lending, at fair value	96,264	100,584	42,135	41,062	84,315
Equity securities available for sale, at fair value	548,168	496,824	452,195	438,038	342,091
Other investments available for sale, at fair value	426,917	498,310	528,938	569,407	585,277
Investments accounted for using the fair value option	1,256,650	1,221,534	1,139,725	1,065,684	902,230
Investments accounted for using the equity method	255,488	244,339	226,644	208,796	219,674
Total investments	13,843,497	13,611,734	13,071,357	12,984,602	12,967,426
Cash	1,569,605	434,057	436,141	375,119	356,767
Accrued investment income	59,701	66,848	64,428	68,413	65,023
Investment in joint venture	102,803	104,856	106,982	108,710	108,038
Fixed maturities and short-term investments pledged under securities lending, at fair value	100,590	105,081	48,361	47,763	90,801
Premiums receivable	1,008,375	753,924	850,386	876,989	870,575
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,790,025	1,804,330	1,795,888	1,849,891	1,846,064
Contractholder receivables	1,118,991	1,064,246	1,028,772	947,887	908,034
Prepaid reinsurance premiums	349,077	328,343	330,980	330,854	301,736
Deferred acquisition costs, net	384,294	342,314	338,671	313,010	306,505
Receivable for securities sold	426,431	50,555	288,080	447,545	395,958
Goodwill and intangible assets	120,875	27,319	28,960	30,960	33,970
Other assets	926,094	872,487	541,817	535,940	506,164
Total assets	$21,800,358	$19,566,094	$18,930,823	$18,917,683	$18,757,061

Liabilities
Reserve for losses and loss adjustment expenses	$8,938,958	$8,824,696	$8,819,419	$8,808,594	$8,835,710
Unearned premiums	2,148,475	1,896,365	1,983,408	1,921,849	1,841,870
Reinsurance balances payable	201,794	196,167	190,721	210,113	204,233
Contractholder payables	1,118,991	1,064,246	1,028,772	947,887	908,034
Deposit accounting liabilities	409,080	421,297	26,793	27,075	27,504
Senior notes	800,000	800,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000
Securities lending payable	103,330	107,999	49,849	49,135	93,375
Payable for securities purchased	499,473	51,318	519,244	853,156	594,521
Other liabilities	575,394	456,510	469,332	465,556	516,284
Total liabilities	14,895,495	13,918,598	13,487,538	13,683,365	13,421,531

Redeemable noncontrolling interests (1)	219,234	—	—	—	—

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	567	565	565	564	561
Additional paid-in capital	321,793	299,517	283,449	272,955	242,492
Retained earnings	6,219,170	6,042,154	5,886,149	5,776,808	5,605,353
Accumulated other comprehensive income (loss), net of deferred income tax	123,719	74,964	41,955	(49,322)	229,563
Common shares held in treasury, at cost	(1,096,826)	(1,094,704)	(1,093,833)	(1,091,687)	(1,067,439)
Total shareholders' equity available to Arch	5,893,423	5,647,496	5,443,285	5,234,318	5,335,530
Non-redeemable noncontrolling interests (2)	792,206	—	—	—	—
Total shareholders' equity	6,685,629	5,647,496	5,443,285	5,234,318	5,335,530
Total liabilities, noncontrolling interests and shareholders' equity	$21,800,358	$19,566,094	$18,930,823	$18,917,683	$18,757,061

Common shares outstanding, net of treasury shares	134,084,138	133,674,884	133,480,323	133,416,419	133,063,225
Book value per common share (3)	$41.53	$39.82	$38.34	$36.80	$37.66

(1)    Represents the portion of Watford's preferred interests attributable to third party investors.
(2)    Represents the portion of Watford's common equity attributable to third party investors.
(3)    Excludes the effects of stock options and restricted stock units outstanding.

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	565	565	564	561	561
Common shares issued, net	2	—	1	3	—
Balance at end of period	567	565	565	564	561

Additional Paid-in Capital
Balance at beginning of period	299,517	283,449	272,955	242,492	227,778
Common shares issued, net	—	2,654	221	5,362	—
Exercise of stock options	8,054	3,123	1,416	2,929	3,093
Amortization of share-based compensation	14,175	8,932	8,839	19,923	11,543
Other	47	1,359	18	2,249	78
Balance at end of period	321,793	299,517	283,449	272,955	242,492

Retained Earnings
Balance at beginning of period	6,042,154	5,886,149	5,776,808	5,605,353	5,354,361
Net income	179,145	161,490	114,825	176,940	256,476
Net (income) loss attributable to noncontrolling interests	3,355	—	—	—	—
Preferred share dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Balance at end of period	6,219,170	6,042,154	5,886,149	5,776,808	5,605,353

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	74,964	41,955	(49,322)	229,563	287,017
Unrealized appreciation in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	80,692	49,000	(12,754)	260,724	289,956
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	50,104	31,692	61,927	(273,478)	(29,230)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	—	—	(173)	—	(2)
Balance at end of period	130,796	80,692	49,000	(12,754)	260,724
Foreign currency translation adjustments:
Balance at beginning of period	(5,728)	(7,045)	(36,568)	(31,161)	(2,939)
Foreign currency translation adjustments	(1,349)	1,317	29,523	(5,407)	(28,222)
Balance at end of period	(7,077)	(5,728)	(7,045)	(36,568)	(31,161)
Balance at end of period	123,719	74,964	41,955	(49,322)	229,563

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,094,704)	(1,093,833)	(1,091,687)	(1,067,439)	(1,025,839)
Shares repurchased for treasury	(2,122)	(871)	(2,146)	(24,248)	(41,600)
Balance at end of period	(1,096,826)	(1,094,704)	(1,093,833)	(1,091,687)	(1,067,439)

Total shareholders' equity available to Arch	5,893,423	5,647,496	5,443,285	5,234,318	5,335,530
Non-redeemable noncontrolling interests (1)	792,206	—	—	—	—
Total shareholders' equity	$6,685,629	$5,647,496	$5,443,285	$5,234,318	$5,335,530

(1)    Represents the portion of Watford's common equity attributable to third party investors.

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Operating Activities
Net income	$179,145	$161,490	$114,825	$176,940	$256,476
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(22,367)	(11,127)	6,654	(14,107)	(59,504)
Net impairment losses included in earnings	2,971	88	728	724	2,246
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	9,559	17,190	(1,859)	14,441	23,052
Share-based compensation	14,175	8,932	8,839	19,923	11,543
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	10,326	(5,088)	8,858	(10,981)	(22,182)
Unearned premiums, net of prepaid reinsurance premiums	205,210	(90,445)	44,135	51,719	200,006
Premiums receivable	(242,616)	99,867	44,953	(6,230)	(198,814)
Deferred acquisition costs, net	(41,988)	(2,155)	(21,822)	(6,812)	(45,159)
Reinsurance balances payable	5,428	4,257	(21,694)	6,902	17,365
Other liabilities	59,285	(14,096)	11,088	(50,792)	23,811
Other items, net	19,041	54,907	43,989	968	(3,181)
Net Cash Provided By Operating Activities	198,169	223,820	238,694	182,695	205,659
Investing Activities
Purchases of fixed maturity investments	(7,131,071)	(5,738,401)	(3,836,890)	(4,629,377)	(3,970,320)
Purchases of equity securities	(89,227)	(97,602)	(165,932)	(208,970)	(63,353)
Purchases of other investments	(304,454)	(333,794)	(344,020)	(398,473)	(250,442)
Sales of fixed maturity investments	7,014,281	5,319,195	3,408,778	4,672,003	3,796,638
Sales of equity securities	49,614	89,787	178,788	112,699	81,513
Sales of other investments	331,176	349,111	307,162	226,424	280,010
Proceeds from redemptions and maturities of fixed maturities	168,484	136,205	170,550	243,226	181,727
Net (purchases) sales of short-term investments	156,262	(481,645)	106,178	(153,702)	(221,444)
Change in investment of securities lending collateral	4,669	(58,151)	(713)	44,240	(41,019)
Purchase of business, net of cash acquired	(235,578)	—	—	—	—
Purchases of furniture, equipment and other	(5,382)	(6,546)	(3,861)	(3,350)	(3,742)
Net Cash Provided By (Used For) Investing Activities	(41,226)	(821,841)	(179,960)	(95,280)	(210,432)
Financing Activities
Purchases of common shares under share repurchase program	—	—	(1,333)	(15,499)	(40,964)
Proceeds from common shares issued, net	3,021	3,476	92	(1,797)	1,280
Proceeds from borrowings	—	494,228	—	—	—
Repayments of borrowings	—	—	—	—	—
Change in securities lending collateral	(4,669)	58,151	713	(44,240)	41,019
Third party investment in non-redeemable noncontrolling interests (1)	795,613	—	—	—	—
Third party investment in redeemable noncontrolling interests (2)	186,893	—	—	—	—
Other	2,990	45,151	637	3,958	1,084
Preferred dividends paid	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Net Cash Provided By (Used For) Financing Activities	978,364	595,521	(5,375)	(63,063)	(3,065)
Effects of exchange rate changes on foreign currency cash	241	416	7,663	(6,000)	(6,436)
Increase (decrease) in cash	1,135,548	(2,084)	61,022	18,352	(14,274)
Cash beginning of period	434,057	436,141	375,119	356,767	371,041
Cash end of period	$1,569,605	$434,057	$436,141	$375,119	$356,767
Income taxes paid (received), net	$1,600	$7,656	$2,816	$3,512	$1,304
Interest paid	$404	$11,442	$508	$11,369	$414

(1)    Represents the portion of Watford's proceeds from common shares issued attributable to third party investors.
(2)    Represents the portion of Watford's proceeds from preferred shares issued attributable to third party investors.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

During the 2014 first quarter, to reflect activity during the period as described below, the Company changed its segment structure and added two new segments (mortgage and other). The Company now classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a newly-formed multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. The Company invested $100 million and acquired approximately 11% of Watford's common equity and a warrant to purchase additional common equity. Watford has its own management and board of directors and is responsible for the overall profitability of the ‘other’ segment. The Company is required to consolidate the results of Watford in its financial statements. The portion of Watford's earnings attributable to third party investors is recorded in the consolidated statements of income as 'net (income) loss attributable to noncontrolling interests.' Management measures segment performance for the ‘other’ segment based on net income or loss.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors' and officers' liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for motor liability and property damage losses, including U.K. motor primarily emanating from one significant client, and other lines including surety, accident and health, private passenger auto, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment was formed in the 2014 first quarter and consists of the Company’s mortgage insurance and reinsurance business. On January 30, 2014, the Company completed the acquisition of CMG Mortgage Insurance Company (subsequently renamed Arch Mortgage Insurance Company), which prior to the acquisition had been approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac (each a “GSE”) only for credit union customers. As part of the transaction, Arch Mortgage Insurance Company has been approved as an eligible mortgage insurer by the GSEs. The completion of the transaction has enabled the Company to enter the U.S. mortgage insurance marketplace and to serve banks and other lenders nationwide, including existing credit union customers. The mortgage segment also provides reinsurance on both a proportional and non-proportional basis on a global basis, direct mortgage insurance in Europe and various risk-sharing products to government agencies and mortgage lenders.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information — 2014 First Quarter

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2014
	Insurance	Reinsurance	Mortgage	Sub-Total	Other	Total

Gross premiums written (1)	$730,646	$517,053	$47,907	$1,295,136	$32,194	$1,295,136
Premiums ceded	(185,044)	(73,127)	(4,639)	(262,340)	—	(230,146)
Net premiums written	545,602	443,926	43,268	1,032,796	32,194	1,064,990
Change in unearned premiums	(68,101)	(102,578)	(4,503)	(175,182)	(30,028)	(205,210)
Net premiums earned	477,501	341,348	38,765	857,614	2,166	859,780
Other underwriting income	500	316	766	1,582	—	1,582
Losses and loss adjustment expenses	(286,770)	(139,636)	(8,478)	(434,884)	(1,356)	(436,240)
Acquisition expenses, net	(76,932)	(73,433)	(9,154)	(159,519)	(823)	(160,342)
Other operating expenses	(81,144)	(36,195)	(13,876)	(131,215)	(1,109)	(132,324)
Underwriting income (loss)	$33,155	$92,400	$8,023	133,578	(1,122)	132,456

Net investment income				66,993	1	66,994
Net realized gains (losses)				19,697	—	19,697
Net impairment losses recognized in earnings				(2,971)	—	(2,971)
Equity in net income of investment funds accounted for using the equity method				3,253	—	3,253
Other income (loss)				(2,104)	—	(2,104)
Other expenses				(10,799)	(2,676)	(13,475)
Interest expense				(14,404)	—	(14,404)
Net foreign exchange gains (losses)				(6,656)	93	(6,563)
Income before income taxes				186,587	(3,704)	182,883
Income tax expense				(3,738)	—	(3,738)
Net income				182,849	(3,704)	179,145
Net (income) loss attributable to noncontrolling interests (1)				—	3,355	3,355
Net income available to Arch				182,849	(349)	182,500
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$177,365	$(349)	$177,016

Underwriting Ratios
Loss ratio	60.1%	40.9%	21.9%	50.7%	62.6%	50.7%
Acquisition expense ratio (2)	16.0%	21.5%	23.6%	18.5%	38.0%	18.6%
Other operating expense ratio	17.0%	10.6%	35.8%	15.3%	51.2%	15.4%
Combined ratio	93.1%	73.0%	81.3%	84.5%	151.8%	84.7%

Net premiums written to gross premiums written	74.7%	85.9%	90.3%	79.7%	100.0%	82.2%

Total investable assets				$14,261,106	$1,083,280	$15,344,386
Total assets				20,653,897	1,146,461	21,800,358
Total liabilities				14,860,124	35,371	14,895,495

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

(3)	Represents the portion of Watford's earnings attributable to third party investors.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — 2013 First Quarter

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2013
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$688,817	$450,447	$25,758	$1,163,699	$—	$1,163,699
Premiums ceded	(184,267)	(27,979)	—	(210,923)	—	(210,923)
Net premiums written	504,550	422,468	25,758	952,776	—	952,776
Change in unearned premiums	(59,585)	(126,315)	(14,106)	(200,006)	—	(200,006)
Net premiums earned	444,965	296,153	11,652	752,770	—	752,770
Other underwriting income	525	13	—	538	—	538
Losses and loss adjustment expenses	(283,467)	(113,857)	(2,079)	(399,403)	—	(399,403)
Acquisition expenses, net	(70,758)	(53,143)	(3,691)	(127,592)	—	(127,592)
Other operating expenses	(76,315)	(32,197)	(1,403)	(109,915)	—	(109,915)
Underwriting income	$14,950	$96,969	$4,479	116,398	—	116,398

Net investment income				65,672	—	65,672
Net realized gains (losses)				58,340	—	58,340
Net impairment losses recognized in earnings				(2,246)	—	(2,246)
Equity in net income of investment funds accounted for using the equity method				13,823	—	13,823
Other income (loss)				1,244	—	1,244
Other expenses				(10,268)	—	(10,268)
Interest expense				(5,898)	—	(5,898)
Net foreign exchange gains (losses)				24,264	—	24,264
Income before income taxes				261,329	—	261,329
Income tax expense				(4,853)	—	(4,853)
Net income				256,476	—	256,476
Net (income) loss attributable to noncontrolling interests				—	—	—
Net income available to Arch				256,476	—	256,476
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$250,992	$—	$250,992

Underwriting Ratios
Loss ratio	63.7%	38.4%	17.8%	53.1%	—	53.1%
Acquisition expense ratio (2)	15.8%	17.9%	31.7%	16.9%	—	16.9%
Other operating expense ratio	17.2%	10.9%	12.0%	14.6%	—	14.6%
Combined ratio	96.7%	67.2%	61.5%	84.6%	—	84.6%

Net premiums written to gross premiums written	73.2%	93.8%	100.0%	81.9%	—	81.9%

Total investable assets				$13,132,116	$—	$13,132,116
Total assets				18,757,061	—	18,757,061
Total liabilities				13,421,531	—	13,421,531

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Gross premiums written	$730,646	$636,949	$682,839	$703,904	$688,817
Premiums ceded	(185,044)	(196,242)	(180,868)	(202,336)	(184,267)
Net premiums written	545,602	440,707	501,971	501,568	504,550
Change in unearned premiums	(68,101)	52,557	(22,842)	(42,912)	(59,585)
Net premiums earned	477,501	493,264	479,129	458,656	444,965
Other underwriting income	500	523	545	529	525
Losses and loss adjustment expenses	(286,770)	(307,865)	(305,921)	(291,192)	(283,467)
Acquisition expenses, net	(76,932)	(84,098)	(82,799)	(74,249)	(70,758)
Other operating expenses	(81,144)	(83,171)	(75,734)	(80,167)	(76,315)
Underwriting income	$33,155	$18,653	$15,220	$13,577	$14,950

Underwriting Ratios
Loss ratio	60.1%	62.4%	63.8%	63.5%	63.7%
Acquisition expense ratio (1)	16.0%	16.9%	17.2%	16.1%	15.8%
Other operating expense ratio	17.0%	16.9%	15.8%	17.5%	17.2%
Combined ratio	93.1%	96.2%	96.8%	97.1%	96.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.5%	0.4%	2.6%	1.5%	—%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(2.2)%	(0.6)%	(2.8)%	(3.0)%	(1.2)%
Combined ratio excluding such items	94.8%	96.4%	97.0%	98.6%	97.9%

Net premiums written to gross premiums written	74.7%	69.2%	73.5%	71.3%	73.2%

(1)     The acquisition expense ratio is adjusted to include certain other underwriting income.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2014		2013		2013		2013		2013

Net premiums written
Professional lines (1)	$122,908	22.5%	$106,174	24.1%	$124,004	24.7%	$120,243	24.0%	$125,772	24.9%
Programs	122,240	22.4%	96,781	22.0%	110,637	22.0%	116,453	23.2%	95,802	19.0%
Construction and national accounts	95,497	17.5%	66,177	15.0%	48,545	9.7%	69,060	13.8%	87,328	17.3%
Property, energy, marine and aviation	62,756	11.5%	38,064	8.6%	77,201	15.4%	81,675	16.3%	83,611	16.6%
Excess and surplus casualty (2)	43,940	8.1%	48,230	10.9%	44,794	8.9%	32,467	6.5%	23,795	4.7%
Travel, accident and health	40,838	7.5%	22,835	5.2%	32,158	6.4%	21,933	4.4%	27,977	5.6%
Lenders products	22,006	4.0%	23,212	5.3%	22,610	4.5%	29,368	5.8%	26,386	5.2%
Other (3)	35,417	6.5%	39,234	8.9%	42,022	8.4%	30,369	6.0%	33,879	6.7%
Total	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$501,568	100.0%	$504,550	100.0%

Client location
United States	$423,394	77.6%	$363,982	82.6%	$391,313	78.0%	$400,183	79.8%	$370,678	73.4%
Europe	85,449	15.7%	42,437	9.6%	48,991	9.8%	43,087	8.6%	91,739	18.2%
Asia and Pacific	18,583	3.4%	19,188	4.4%	24,351	4.8%	31,349	6.2%	21,082	4.2%
Other	18,176	3.3%	15,100	3.4%	37,316	7.4%	26,949	5.4%	21,051	4.2%
Total	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$501,568	100.0%	$504,550	100.0%

Underwriting location
United States	$416,043	76.2%	$356,452	80.9%	$382,104	76.1%	$382,082	76.2%	$358,292	71.0%
Europe	116,704	21.4%	66,160	15.0%	100,659	20.1%	93,413	18.6%	129,531	25.7%
Other	12,855	2.4%	18,095	4.1%	19,208	3.8%	26,073	5.2%	16,727	3.3%
Total	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$501,568	100.0%	$504,550	100.0%

Net premiums earned
Professional lines (1)	$112,744	23.6%	$117,573	23.8%	$124,021	25.9%	$124,379	27.1%	$125,818	28.3%
Programs	109,181	22.9%	106,038	21.5%	99,250	20.7%	95,472	20.8%	86,080	19.3%
Construction and national accounts	68,989	14.4%	67,319	13.7%	65,335	13.6%	61,193	13.3%	56,882	12.8%
Property, energy, marine and aviation	61,589	12.9%	76,874	15.6%	77,437	16.2%	71,978	15.7%	78,005	17.5%
Excess and surplus casualty (2)	39,107	8.2%	35,529	7.2%	31,458	6.6%	25,585	5.6%	25,823	5.8%
Travel, accident and health	28,065	5.9%	27,964	5.7%	23,086	4.8%	25,850	5.6%	20,235	4.6%
Lenders products	23,832	5.0%	25,370	5.1%	24,573	5.1%	25,104	5.5%	24,800	5.6%
Other (3)	33,994	7.1%	36,597	7.4%	33,969	7.1%	29,095	6.4%	27,322	6.1%
Total	$477,501	100.0%	$493,264	100.0%	$479,129	100.0%	$458,656	100.0%	$444,965	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers' compensation and surety business.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Gross premiums written	$517,053	$299,818	$330,458	$318,898	$450,447
Premiums ceded	(73,127)	(12,039)	(17,927)	(28,675)	(27,979)
Net premiums written	443,926	287,779	312,531	290,223	422,468
Change in unearned premiums	(102,578)	44,150	(9,433)	(2,731)	(126,315)
Net premiums earned	341,348	331,929	303,098	287,492	296,153
Other underwriting income	316	4,891	(19)	373	13
Losses and loss adjustment expenses	(139,636)	(127,989)	(119,107)	(125,283)	(113,857)
Acquisition expenses, net	(73,433)	(66,876)	(61,063)	(53,291)	(53,143)
Other operating expenses	(36,195)	(38,356)	(32,108)	(31,902)	(32,197)
Underwriting income	$92,400	$103,599	$90,801	$77,389	$96,969

Underwriting Ratios
Loss ratio	40.9%	38.6%	39.3%	43.6%	38.4%
Acquisition expense ratio	21.5%	20.1%	20.1%	18.5%	17.9%
Other operating expense ratio	10.6%	11.6%	10.6%	11.1%	10.9%
Combined ratio	73.0%	70.3%	70.0%	73.2%	67.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.9%	4.4%	2.2%	10.3%	3.8%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(20.5)%	(19.0)%	(17.0)%	(19.2)%	(16.3)%
Combined ratio excluding such items	92.6%	84.9%	84.8%	82.1%	79.7%

Net premiums written to gross premiums written	85.9%	96.0%	94.6%	91.0%	93.8%

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2014		2013		2013		2013		2013

Net premiums written
Other specialty (1)	$147,609	33.3%	$99,382	34.5%	$125,666	40.2%	$61,480	21.2%	$131,337	31.1%
Casualty (2)	126,713	28.6%	98,664	34.3%	58,893	18.8%	51,502	17.8%	97,245	23.0%
Property excluding property catastrophe (3)	95,127	21.4%	62,453	21.7%	78,085	25.0%	62,938	21.7%	89,060	21.1%
Property catastrophe	52,512	11.8%	9,923	3.5%	33,810	10.8%	99,874	34.4%	77,142	18.2%
Marine and aviation	16,911	3.8%	13,636	4.7%	13,283	4.3%	14,319	4.9%	23,142	5.5%
Other (4)	5,054	1.1%	3,721	1.3%	2,794	0.9%	110	—%	4,542	1.1%
Total	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$290,223	100.0%	$422,468	100.0%

Pro rata	$174,197	39.2%	$224,869	78.1%	$208,701	66.8%	$96,361	33.2%	$162,093	38.4%
Excess of loss	269,729	60.8%	62,910	21.9%	103,830	33.2%	193,862	66.8%	260,375	61.6%
Total	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$290,223	100.0%	$422,468	100.0%

Client location
United States	$223,248	50.3%	$157,214	54.6%	$186,775	59.8%	$159,836	55.1%	$202,563	48.0%
Europe	156,849	35.3%	68,454	23.8%	48,794	15.6%	41,043	14.1%	168,768	39.9%
Asia and Pacific	20,890	4.7%	18,611	6.5%	29,778	9.5%	26,966	9.3%	18,897	4.5%
Bermuda	9,575	2.2%	16,382	5.7%	21,682	6.9%	43,782	15.1%	5,201	1.2%
Other	33,364	7.5%	27,118	9.4%	25,502	8.2%	18,596	6.4%	27,039	6.4%
Total	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$290,223	100.0%	$422,468	100.0%

Underwriting location
Bermuda	$106,990	24.1%	$57,717	20.1%	$134,546	43.1%	$130,570	45.0%	$136,634	32.3%
United States	182,505	41.1%	141,743	49.2%	112,520	36.0%	99,327	34.2%	153,593	36.4%
Europe	141,863	32.0%	79,060	27.5%	56,681	18.1%	52,097	18.0%	121,291	28.7%
Other	12,568	2.8%	9,259	3.2%	8,784	2.8%	8,229	2.8%	10,950	2.6%
Total	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$290,223	100.0%	$422,468	100.0%

Net premiums earned
Other specialty (1)	$114,938	33.7%	$114,964	34.6%	$103,565	34.2%	$79,508	27.7%	$89,593	30.2%
Casualty (2)	78,746	23.1%	72,523	21.8%	59,324	19.6%	54,922	19.1%	55,005	18.6%
Property excluding property catastrophe (3)	75,374	22.1%	72,862	22.0%	69,975	23.1%	66,980	23.3%	64,902	21.9%
Property catastrophe	49,794	14.6%	56,263	17.0%	48,595	16.0%	63,332	22.0%	64,233	21.7%
Marine and aviation	18,895	5.5%	11,043	3.3%	18,566	6.1%	20,392	7.1%	20,104	6.8%
Other (4)	3,601	1.0%	4,274	1.3%	3,073	1.0%	2,358	0.8%	2,316	0.8%
Total	$341,348	100.0%	$331,929	100.0%	$303,098	100.0%	$287,492	100.0%	$296,153	100.0%

Pro rata	$187,437	54.9%	$177,170	53.4%	$159,930	52.8%	$128,957	44.9%	$142,529	48.1%
Excess of loss	153,911	45.1%	154,759	46.6%	143,168	47.2%	158,535	55.1%	153,624	51.9%
Total	$341,348	100.0%	$331,929	100.0%	$303,098	100.0%	$287,492	100.0%	$296,153	100.0%

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes professional liability, executive assurance and healthcare business.
(3)     Includes facultative business.
(4)     Includes life, casualty clash and other.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Gross premiums written	$47,907	$20,435	$24,633	$18,744	$25,758
Premiums ceded	(4,639)	—	—	—	—
Net premiums written	43,268	20,435	24,633	18,744	25,758
Change in unearned premiums	(4,503)	(6,262)	(11,860)	(6,076)	(14,106)
Net premiums earned	38,765	14,173	12,773	12,668	11,652
Fee income	766	259	—	—	—
Losses and loss adjustment expenses	(8,478)	1,531	(2,017)	(2,178)	(2,079)
Acquisition expenses, net	(9,154)	(6,547)	(3,451)	(4,137)	(3,691)
Other operating expenses	(13,876)	(3,350)	(2,334)	(1,290)	(1,403)
Underwriting income	$8,023	$6,066	$4,971	$5,063	$4,479

Underwriting Ratios
Loss ratio	21.9%	(10.8)%	15.8%	17.2%	17.8%
Acquisition expense ratio	23.6%	46.2%	27.0%	32.7%	31.7%
Other operating expense ratio	35.8%	23.6%	18.3%	10.2%	12.0%
Combined ratio	81.3%	59.0%	61.1%	60.1%	61.5%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(3.0)%	—%	—%	—%	—%
Combined ratio excluding prior year development	84.3%	59.0%	61.1%	60.1%	61.5%

Net premiums written by client location
United States	$36,556	$13,310	$14,824	$11,594	$23,964
Other	6,712	7,125	9,809	7,150	1,794
Total	$43,268	$20,435	$24,633	$18,744	$25,758

Net premiums written by underwriting location
United States	$16,731	$—	$—	$—	$—
Other	26,537	20,435	24,633	18,744	25,758
Total	$43,268	$20,435	$24,633	$18,744	$25,758

17

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2014		2013		2013		2013		2013

Investable assets:
Fixed maturities available for sale, at fair value	$9,775,730	63.7%	$9,571,776	68.1%	$9,688,345	72.9%	$9,570,583	73.8%	$9,890,425	75.3%
Fixed maturities, at fair value (1)	456,826	3.0%	448,254	3.2%	367,152	2.8%	353,310	2.7%	364,385	2.8%
Fixed maturities pledged under securities lending agreements, at fair value (2)	100,590	0.7%	105,081	0.7%	47,515	0.4%	44,666	0.3%	89,941	0.7%
Total fixed maturities	10,333,146	67.3%	10,125,111	72.1%	10,103,012	76.1%	9,968,559	76.9%	10,344,751	78.8%
Short-term investments available for sale, at fair value	1,484,280	9.7%	1,478,367	10.5%	993,375	7.5%	1,091,032	8.4%	943,414	7.2%
Short-term investments pledged under securities lending agreements, at fair value (2)	—	—%	—	—%	846	—%	3,097	—%	860	—%
Cash	1,569,605	10.2%	434,057	3.1%	436,141	3.3%	375,119	2.9%	356,767	2.7%
Equity securities available for sale, at fair value	548,168	3.6%	496,824	3.5%	452,195	3.4%	438,038	3.4%	342,091	2.6%
Other investments available for sale, at fair value	426,917	2.8%	498,310	3.5%	528,938	4.0%	569,407	4.4%	585,277	4.5%
Other investments, at fair value (1)	799,824	5.2%	773,280	5.5%	772,573	5.8%	712,374	5.5%	537,845	4.1%
Investments accounted for using the equity method	255,488	1.7%	244,339	1.7%	226,644	1.7%	208,796	1.6%	219,674	1.7%
Securities transactions entered into but not settled at the balance sheet date	(73,042)	(0.5)%	(763)	—%	(231,164)	(1.7)%	(405,611)	(3.1)%	(198,563)	(1.5)%
Total investable assets	15,344,386	100.0%	14,049,525	100.0%	13,282,560	100.0%	12,960,811	100.0%	13,132,116	100.0%
Less: amounts in ‘other’ segment (3)	(1,083,280)	(7.1)%	—	—%	—	—%	—	—%	—	—%
Total investable assets managed by the Company	$14,261,106	92.9%	$14,049,525	100.0%	$13,282,560	100.0%	$12,960,811	100.0%	$13,132,116	100.0%

Investment portfolio metrics (4):
Average effective duration (in years)	3.24		2.62		2.83		3.04		2.94
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA-/Aa2		AA-/Aa2		AA-/Aa2		AA-/Aa2
Embedded book yield (before investment expenses)	2.27%		2.38%		2.41%		2.43%		2.45%

(1)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.
(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(3)    Represents investable assets not managed by the Company and included in the ‘other’ segment (all cash at March 31, 2014).
(4)    Calculated on investments managed by the Company.
(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

18

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total

At March 31, 2014
Corporates	$2,744,917	$38,829	$(18,019)	$20,810	$2,724,107	100.8%	26.6%
Non-U.S. government-backed corporates	122,856	875	(2,028)	(1,153)	124,009	99.1%	1.2%
U.S. government and government agencies	1,153,120	4,048	(5,932)	(1,884)	1,155,004	99.8%	11.2%
Agency mortgage-backed securities	760,811	7,060	(10,980)	(3,920)	764,731	99.5%	7.4%
Non-agency mortgage-backed securities	366,673	14,640	(3,273)	11,367	355,306	103.2%	3.5%
Agency commercial mortgage-backed securities	156,835	984	(5,566)	(4,582)	161,417	97.2%	1.5%
Non-agency commercial mortgage-backed securities	866,220	10,785	(3,465)	7,320	858,900	100.9%	8.4%
Municipal bonds	1,410,043	28,494	(3,742)	24,752	1,385,291	101.8%	13.6%
Non-U.S. government securities	1,177,920	14,538	(12,978)	1,560	1,176,360	100.1%	11.4%
Asset-backed securities	1,573,751	11,143	(12,385)	(1,242)	1,574,993	99.9%	15.2%
Total	$10,333,146	$131,396	$(78,368)	$53,028	$10,280,118	100.5%	100.0%

At December 31, 2013
Corporates	$2,473,901	$34,529	$(34,204)	$325	$2,473,576	100.0%	24.4%
Non-U.S. government-backed corporates	127,427	760	(1,333)	(573)	128,000	99.6%	1.3%
U.S. government and government agencies	1,301,809	3,779	(11,242)	(7,463)	1,309,272	99.4%	12.9%
Agency mortgage-backed securities	810,232	2,428	(16,703)	(14,275)	824,507	98.3%	8.0%
Non-agency mortgage-backed securities	363,896	13,842	(5,506)	8,336	355,560	102.3%	3.6%
Agency commercial mortgage-backed securities	172,012	1,063	(6,700)	(5,637)	177,649	96.8%	1.7%
Non-agency commercial mortgage-backed securities	902,485	12,909	(8,524)	4,385	898,100	100.5%	8.9%
Municipal bonds	1,481,738	29,378	(9,730)	19,648	1,462,090	101.3%	14.6%
Non-U.S. government securities	1,159,017	14,729	(19,363)	(4,634)	1,163,651	99.6%	11.4%
Asset-backed securities	1,332,594	20,033	(13,795)	6,238	1,326,356	100.5%	13.2%
Total	$10,125,111	$133,450	$(127,100)	$6,350	$10,118,761	100.1%	100.0%

19

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2014		2013		2013		2013		2013

Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,070,766	20.0%	$2,284,053	22.6%	$2,418,555	23.9%	$2,409,950	24.2%	$2,738,110	26.5%
AAA	3,833,070	37.1%	3,709,872	36.6%	3,137,464	31.1%	3,112,835	31.2%	3,211,404	31.0%
AA	2,015,706	19.5%	1,720,605	17.0%	2,071,761	20.5%	1,921,194	19.3%	1,747,704	16.9%
A	1,373,213	13.3%	1,359,193	13.4%	1,341,236	13.3%	1,392,488	14.0%	1,389,885	13.4%
BBB	279,207	2.7%	304,543	3.0%	387,243	3.8%	414,100	4.2%	432,799	4.2%
BB	167,484	1.6%	180,125	1.8%	162,520	1.6%	144,527	1.4%	243,319	2.4%
B	193,581	1.9%	188,119	1.9%	189,379	1.9%	186,477	1.9%	200,515	1.9%
Lower than B	215,875	2.1%	241,463	2.4%	245,777	2.4%	243,694	2.4%	221,488	2.1%
Not rated	184,244	1.8%	137,138	1.4%	149,077	1.5%	143,294	1.4%	159,527	1.5%
Total fixed maturities, at fair value	$10,333,146	100.0%	$10,125,111	100.0%	$10,103,012	100.0%	$9,968,559	100.0%	$10,344,751	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$312,786	3.0%	$280,187	2.8%	$298,261	3.0%	$332,687	3.3%	$443,515	4.3%
Due after one year through five years	4,051,588	39.2%	4,005,049	39.6%	3,979,496	39.4%	3,578,434	35.9%	3,922,607	37.9%
Due after five years through ten years	1,963,512	19.0%	2,049,160	20.2%	2,072,174	20.5%	2,150,804	21.6%	1,937,761	18.7%
Due after 10 years	280,970	2.7%	209,496	2.1%	270,719	2.7%	250,773	2.5%	321,588	3.1%
	6,608,856	64.0%	6,543,892	64.6%	6,620,650	65.5%	6,312,698	63.3%	6,625,471	64.0%
Mortgage-backed securities	1,127,484	10.9%	1,174,128	11.6%	1,499,403	14.8%	1,592,207	16.0%	1,704,813	16.5%
Commercial mortgage-backed securities	1,023,055	9.9%	1,074,497	10.6%	783,718	7.8%	838,471	8.4%	867,856	8.4%
Asset-backed securities	1,573,751	15.2%	1,332,594	13.2%	1,199,241	11.9%	1,225,183	12.3%	1,146,611	11.1%
Total fixed maturities, at fair value	$10,333,146	100.0%	$10,125,111	100.0%	$10,103,012	100.0%	$9,968,559	100.0%	$10,344,751	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarized the Company's corporate bonds by sector, excluding guaranteed amounts:

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2014		2013		2013		2013		2013

Sector:
Industrials	$1,497,915	54.6%	$1,408,012	56.9%	$1,543,251	58.2%	$1,514,470	56.7%	$1,489,748	54.6%
Financials	775,732	28.3%	702,318	28.4%	682,075	25.7%	652,194	24.4%	846,627	31.0%
Covered bonds	233,948	8.5%	211,160	8.5%	257,034	9.7%	296,250	11.1%	194,359	7.1%
Utilities	125,850	4.6%	107,756	4.4%	117,071	4.4%	143,952	5.4%	99,939	3.7%
All other (1)	111,472	4.1%	44,655	1.8%	53,478	2.0%	62,786	2.4%	98,566	3.6%
Total fixed maturities, at fair value	$2,744,917	100.0%	$2,473,901	100.0%	$2,652,909	100.0%	$2,669,652	100.0%	$2,729,239	100.0%

Credit quality distribution (2):
AAA	$435,552	15.9%	$312,411	12.6%	$394,952	14.9%	$467,144	17.5%	$506,102	18.5%
AA	597,925	21.8%	536,110	21.7%	585,292	22.1%	576,135	21.6%	427,532	15.7%
A	978,407	35.6%	903,956	36.5%	871,130	32.8%	854,959	32.0%	920,005	33.7%
BBB	226,918	8.3%	246,434	10.0%	326,796	12.3%	330,149	12.4%	330,641	12.1%
BB	129,154	4.7%	132,271	5.3%	121,796	4.6%	112,291	4.2%	209,957	7.7%
B	178,619	6.5%	170,831	6.9%	176,257	6.6%	171,000	6.4%	174,286	6.4%
Lower than B	40,376	1.5%	46,838	1.9%	43,393	1.6%	38,450	1.4%	28,266	1.0%
Not rated	157,966	5.8%	125,050	5.1%	133,293	5.0%	119,524	4.5%	132,450	4.9%
Total fixed maturities, at fair value	$2,744,917	100.0%	$2,473,901	100.0%	$2,652,909	100.0%	$2,669,652	100.0%	$2,729,239	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2014, excluding guaranteed amounts and covered bonds:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)

Issuer:
General Electric Co.	$72,158	2.6%	0.5%	AA+/Aa1
Exxon Mobil Corp.	55,004	2.0%	0.4%	AAA/Aaa
Toyota Motor Corporation	54,802	2.0%	0.4%	AA-/Aa3
Anheuser-Busch Inbev NV	50,881	1.9%	0.3%	A/A2
Daimler AG	50,033	1.8%	0.3%	A-/A3
Royal Bank of Canada	49,804	1.8%	0.3%	AA-/Aa3
Caterpillar Inc.	44,328	1.6%	0.3%	A/A2
Royal Dutch Shell PLC	43,910	1.6%	0.3%	AA/Aa1
AT&T Inc.	36,570	1.3%	0.2%	A-/A3
Crown Castle Int'l Corp.	34,687	1.3%	0.2%	NR/A2
Total	$492,177	17.9%	3.2%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at March 31, 2014, excluding amounts guaranteed by the U.S. government:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (1)

Non-agency MBS:	2003-2008	$169,008	CC+	$181,411	107.3%	1.3%	Wtd. average loan age (months)	72	28
	2010	41,244	AA+	41,261	100.0%	0.3%	Wtd. average life (months) (2)	64	51
	2012	37,508	AAA	37,304	99.5%	0.3%	Wtd. average loan-to-value % (3)	66.5%	60.2%
	2013	107,119	AAA	106,245	99.2%	0.8%	Total delinquencies (4)	13.3%	0.7%
	2014	427	NR	452	105.9%	—%	Current credit support % (5)	17.0%	31.3%
Total non-agency MBS		$355,306	BBB-	$366,673	103.2%	2.6%

Non-agency CMBS:	2004-2009	$79,657	A+	$81,110	101.8%	0.6%
	2010	80,031	AAA	81,891	102.3%	0.6%
	2011	161,841	AAA	166,386	102.8%	1.2%
	2012	99,669	AA+	98,954	99.3%	0.7%
	2013	361,853	AAA	362,687	100.2%	2.6%
	2014	75,849	AAA	75,192	99.1%	0.5%
Total non-agency CMBS		$858,900	AA+	$866,220	100.9%	6.2%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at March 31, 2014. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 23% to 90%, while the range of loan-to-values on CMBS is 2% to 116%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at March 31, 2014:

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
	Cost	Quality	Support	Total	Cost	Assets

Sector:
Credit cards	$546,256	AAA	17%	$545,686	99.9%	3.9%
Autos	279,477	AAA	28%	278,825	99.8%	2.0%
Equipment	242,152	AA-	7%	237,426	98.0%	1.7%
Loans	234,990	AA+	30%	233,311	99.3%	1.7%
Other (1)	272,118	AA+	10%	278,503	102.3%	2.0%
Total ABS (2)	$1,574,993	AA+		$1,573,751	99.9%	11.2%

(1)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(2)
The effective duration of the total ABS was 1.9 years at March 31, 2014. The Company’s investment portfolio included sub-prime securities with a par value of $28.0 million and estimated fair value of $15.1 million and an average credit quality of “CCC+/Caa3” from S&P/Moody's at March 31, 2014. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains sub-prime securities with an estimated fair value of $6.3 million and an average credit quality of “CC/Ca” from S&P/Moody's at March 31, 2014.

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at March 31, 2014:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets

Composition:
Investment funds accounted for using the equity method	$4,766	1.2%	—%
Term loan investments (1)	402,710	98.8%	2.6%
Total	$407,476	100.0%	2.7%

Currency:
U.S.-denominated	$271,163	66.5%	1.8%
Euro-denominated	136,313	33.5%	0.9%
Total	$407,476	100.0%	2.7%

Sector:
Consumer cyclical	$99,013	24.3%	0.6%
Consumer non-cyclical	82,396	20.2%	0.5%
Industrials	79,960	19.6%	0.5%
Media	37,907	9.3%	0.2%
Basic materials	35,777	8.8%	0.2%
Utilities	32,813	8.1%	0.2%
All other	39,610	9.7%	0.3%
Total	$407,476	100.0%	2.7%

Weighted average rating factor (Moody's)	B1

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

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Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at March 31, 2014:

(U.S. Dollars in thousands)		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total

Country (1):
Netherlands	$130,855	$1,347	$68,309	$—	$17,249	$12,306	$230,066
Germany	139,270	—	2,164	—	16,324	10,277	168,035
Finland	70,568	—	—	6,930	—	—	77,498
France	—	1,340	26,535	—	4,031	8,316	40,222
Luxembourg	—	3,225	7,320	—	12,714	—	23,259
Supranational (5)	9,504	—	—	—	—	—	9,504
Ireland	—	—	5,508	—	1,603	75	7,186
Italy	—	—	1,709	—	3,615	—	5,324
Spain	—	—	—	—	1,624	—	1,624
Total	$350,197	$5,912	$111,545	$6,930	$57,160	$30,974	$562,718

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Austria, Belgium, Estonia, Greece, Malta, Portugal, Slovakia or Slovenia at March 31, 2014.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

24

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

25

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

After-tax operating income (loss) available to Arch common shareholders	$164,404	$152,741	$149,205	$135,021	$158,748
Net realized gains (losses), net of tax	18,273	8,584	(3,442)	13,779	54,923
Net impairment losses recognized in earnings, net of tax	(2,971)	(88)	(728)	(724)	(2,246)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	3,164	5,309	5,665	10,941	13,823
Net foreign exchange gains (losses), net of tax	(5,854)	(10,541)	(41,359)	12,438	25,744
Net income available to Arch common shareholders	$177,016	$156,005	$109,341	$171,455	$250,992

Diluted per common share results:
After-tax operating income (loss) available to Arch common shareholders	$1.20	$1.12	$1.10	$0.99	$1.17
Net realized gains (losses), net of tax	$0.14	$0.06	$(0.03)	$0.10	$0.41
Net impairment losses recognized in earnings, net of tax	$(0.02)	$—	$(0.01)	$—	$(0.02)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	$0.02	$0.04	$0.04	$0.08	$0.10
Net foreign exchange gains (losses), net of tax	$(0.04)	$(0.08)	$(0.30)	$0.09	$0.19
Net income available to Arch common shareholders	$1.30	$1.14	$0.80	$1.26	$1.85

Weighted average common shares and common share equivalents outstanding — diluted	136,562,717	136,467,998	136,034,413	135,849,050	135,409,288

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

After-tax operating income (loss) available to Arch common shareholders	$164,404	$152,741	$149,205	$135,021	$158,748
Annualized after-tax operating income (loss) available to Arch common shareholders (a)	$657,616	$610,964	$596,820	$540,084	$634,992

Beginning common shareholders’ equity	$5,322,496	$5,118,285	$4,909,318	$5,010,530	$4,843,878
Ending common shareholders’ equity	5,568,423	5,322,496	5,118,285	4,909,318	5,010,530
Average common shareholders’ equity (b)	$5,445,460	$5,220,391	$5,013,802	$4,959,924	$4,927,204

Annualized operating return on average common equity (a)/(b)	12.1%	11.7%	11.9%	10.9%	12.9%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Debt:
Senior notes, due May 1, 2034 (7.35%) (1)	$300,000	$300,000	$300,000	$300,000	$300,000
Senior notes, due November 1, 2043 (5.144%) (2)	500,000	500,000	—	—	—
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$900,000	$900,000	$400,000	$400,000	$400,000

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,568,423	5,322,496	5,118,285	4,909,318	5,010,530
Total shareholders’ equity available to Arch	$5,893,423	$5,647,496	$5,443,285	$5,234,318	$5,335,530

Total capital available to Arch	$6,793,423	$6,547,496	$5,843,285	$5,634,318	$5,735,530

Common shares outstanding, net of treasury shares (b)	134,084,138	133,674,884	133,480,323	133,416,419	133,063,225

Book value per common share (3) (a)/(b)	$41.53	$39.82	$38.34	$36.80	$37.66

Leverage ratios:
Senior notes/total capital	11.8%	12.2%	5.1%	5.3%	5.2%
Revolving credit agreement borrowings/total capital	1.5%	1.5%	1.7%	1.8%	1.7%
Debt/total capital	13.2%	13.7%	6.8%	7.1%	7.0%
Preferred/total capital	4.8%	5.0%	5.6%	5.8%	5.7%
Debt and preferred/total capital	18.0%	18.7%	12.4%	12.9%	12.6%

(1)	Issued by Arch Capital Group Ltd. ( “ACGL”).

(2)	Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended								Cumulative
	March 31,	December 31,	September 30,		June 30,		March 31,		March 31,
	2014	2013	2013		2013		2013		2014
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$—	$1,333		$15,499		$40,964		$2,787,885
Shares repurchased	—	—	26,300		307,659		930,759		109,947,242
Average price per share repurchased	$—	$—	$50.70		$50.37		$44.01		$25.36

Average book value per common share (1)	$40.68	$39.08	$37.57		$37.23		$36.93
Average repurchase price-to-book multiple	—	—	1.35	x	1.35	x	1.19	x

Remaining share repurchase authorization (2)	$712,115

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2014. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

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